UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

Kips Bay Medical, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-35080	20-8947689
(Commission File Number)	(IRS Employer Identification No.)

3405 Annapolis Lane North, Suite 200
Minneapolis, Minnesota 55447

(Address of principal executive offices and Zip Code)

(763) 235-3540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On May 10, 2012, Kips Bay Medical, Inc. (the “Company”) entered into a Contract Research Support Agreement with North American Science Associates, Inc. (“NAMSA”), dated as of May 10, 2012 (the “Agreement”), which provides that NAMSA will provide certain contract research organization services (“CRO services”) to the Company in support of the Company’s feasibility trial being performed for the U.S. FDA. These CRO services may include regulatory consulting, preclinical testing and clinical testing. Specific CRO services to be provided to the Company by NAMSA will be set forth in each subsequent Statement of Work executed by the Company and NAMSA.. NAMSA will commence work on a project for the Company following receipt of a fully-executed Statement of Work and a deposit, as set forth on each Statement of Work. Fees payable to NAMSA will vary based on each individual Statement of Work. The Company will reimburse NAMSA for reasonable out-of-pocket expenses, including a 5% service change, subject to pre-approval of such expenses by the Company.

The Agreement contains customary confidentiality, ownership of intellectual property and indemnification provisions and is terminable by either the Company or NAMSA on thirty (30) days written notice. The Agreement shall have a term of three (3) years unless extended in writing by mutual agreement of the Company and NAMSA.

The foregoing description of the Agreement is not a complete description of all the terms of such Agreement. For a complete description of all the terms, please refer to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Financial statements:  None

(b)                                 Pro forma financial information:  None

(c)                                  Shell company transactions:  None

(d)                                 Exhibits:

10.1                        Contract Research Support Agreement, by and between the Company and North American Science Associates, Inc., dated as of May 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2012

KIPS BAY MEDICAL, INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Chief Operating Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

EXHIBIT INDEX

to

FORM 8-K

KIPS BAY MEDICAL, INC.

Date of Report:	Commission File No.:
May 10, 2012	001-35080

Exhibit No.	ITEM

10.1	Contract Research Support Agreement, by and between the Company and North American Science Associates, Inc., dated as of May 10, 2012.